August 2016 Exhibit 99.1

Safe Harbor Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plans and expectations regarding the Company’s future financial position and operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and events and the impact they may have on us and our customers; our ability to attract deposits and other sources of funding or liquidity; supply and demand for real property inventory and periodic deterioration in values of California real estate, both residential and commercial; a prolonged slowdown or decline in construction or sales activity; changes in the financial performance and/or condition of our borrowers or certain key vendors or counterparties; changes in the level of nonperforming assets and any accompanying reserves and/or charge-offs; the cost or effect of acquisitions we may make; the effect of changes in laws, regulations and relevant judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, bank capital levels, securities and securities trading and hedging, employment, executive compensation, insurance, vendor management and information security) with which we and our subsidiaries must or believe we should comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rates or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats, including loss of system functionality or theft or loss of Company or customer data or money; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and the perceived overall value of these products and services by customers and potential customers; the Company’s relationships with and reliance upon vendors with respect to the operation of certain of the Company key internal and external systems and applications; changes in consumer spending, borrowing and savings preferences or habits; technological changes and the expanding use of technology in banking (including the adoption of mobile banking applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive environment among financial and bank holding companies, banks and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions; fluctuations in the price of the Company’s stock; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our management team and/or our board of directors; the costs and effects of legal, compliance and regulatory changes and developments, including pending or threatened litigation, the resolution of legal proceedings or regulatory or other governmental inquiries or investigations, and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2015, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

Total Assets: $8.3 Billion Gross Loans: $4.2 Billion Total Deposits (Including Repos):$7.2 Billion Total Equity: $991 Million Source: Q2 2016 earnings release & company filings. CVB Financial Corp. (CVBF) Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974

Experienced Leadership Name Position Banking Experience CVBF Service Christopher D. Myers President & CEO 32 Years 10 Years E. Allen Nicholson Executive Vice President Chief Financial Officer 21 Years New Dave F. Farnsworth Executive Vice President Chief Credit Officer 32 Years New David C. Harvey Executive Vice President Chief Operations Officer 26 Years 6 Years David A. Brager Executive Vice President Sales Division 28 Years 13 Years R. Daniel Banis Executive Vice President CitizensTrust 34 Years 4 Years Yamynn DeAngelis Executive Vice President Chief Risk Officer 37 Years 29 Years

Board of Directors Name CVBF Experience Age Ray O’Brien - Chairman 4 Years 59 George Borba Jr. - Vice Chairman 3 Years 48 Steve Del Guercio 4 Years 54 Robert Jacoby 11 Years 74 Kristina Leslie 1 Year 51 Hal Oswalt 2 Years 68 Chris Myers - CEO 10 Years 54

Who is CVB Financial Corp.?

Largest Bank Holding Companies Headquartered in California In millions Source: SNL Financial | *Bank only, no holding company Rank Name Asset Size (6/30/16) 1 Wells Fargo & Company $1,889,235 2 First Republic Bank* $64,730 3 SVB Financial Group $43,133 4 East West Bancorp $32,952 5 Pacwest Bancorp $21,147 6 Cathay General Bancorp $13,493 7 Banc of California, Inc. $10,158 8 BBCN Bancorp, Inc. $8,337 9 CVB Financial Corp. $8,312 10 Opus Bank* $7,468

Other Bank Accomplishments & Ratings 157 Consecutive Quarters of Profitability 107 Consecutive Quarters of Cash Dividends Ranked Top 5 Bank in US three consecutive years* Bank Director, 2016 Bank Performance Scorecard (July 12, 2016) BauerFinancial Report Five Star Rating (December 2015) 83 Consecutive Quarters Fitch Rating BBB (September 2015) *As ranked amongst domestic banks with $5 to $50 billion in assets

Our Markets

Existing Locations 43 Business Financial Centers 8 Commercial Banking Centers 3 CitizensTrust Locations Corporate Office Business Financial Centers Commercial Banking Centers CitizensTrust

De Novo Expansion

New Banking Teams (2014/2015) Location # of New Hires Central Valley Agribusiness 3 San Diego 5 Los Angeles 4 Oxnard 4 Santa Barbara 3 Newport Beach 6 Total 25

Financial Performance

Deposits* (000’s) # of Center Locations Total Deposits (6/30/15) Total Deposits (6/30/16) Los Angeles County 18 $2,418,945 $2,532,858 Inland Empire (Riverside & San Bernardino Counties) 9 $2,093,090 $2,033,740 Orange County 9 $909,113 $1,016,973 Central Valley 8 $925,129 $1,032,591 Ventura & Santa Barbara Counties 6 N/A $258,864 Other 1 $309,929 $301,425 Total 51 $6,656,206 $7,176,451 *Includes Customer Repurchase Agreements Average Cost of Deposits (Year-to-Date) 0.10% 0.11%

Total Deposits* (000’s) *Interest Bearing Deposits includes REPOs 3 Year CAGR 10.5%

Deposit Cost Comparison Source: Q1 2016 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion.

(000’s) # of Center Locations Average Loans per Location Total Loans* (6/30/2016) Los Angeles County 18 $91,386 $1,644,944 Central Valley 8 $95,311 $762,487 Inland Empire (Riverside & San Bernardino Counties) 9 $75,532 $679,789 Orange County 9 $61,815 $556,339 Ventura/Santa Barbara Counties 6 $43,072 $258,434 Other $346,237 Total $4,248,230 *Prior to MTM discount, loan fees, loan loss reserve and loans held-for-sale Total Loans*

Total Loans* (000’s) *Starting in the 4th quarter of 2014, covered and non-covered loans are combined (Purchase Credit Impaired or PCI) Before deferred loan fees, discount on PCI loans, and loans held-for-sale Includes covered and non-covered loans for all periods presented

Source: Q2 2016 earnings release & company reports Loan Portfolio Composition Total Loans by Type

Credit Quality

Non-Performing Assets* (000’s) *Non-Covered assets | Starting in the 4th quarter of 2014, covered and non-covered assets are combined

Classified Loans* (000’s) *Non-Covered loans| Starting in the 4th quarter of 2014, covered and non-covered loans are combined

Loans: Net Charge-Offs* (000’s) *Non-Covered | Starting in the 4th quarter of 2014, covered and non-covered loans are combined -

Profits

Net Income (000’s) Net Income After Taxes $20.4 million FHLB prepayment charge $13.9 million FHLB prepayment charge

Earnings (000’s) 2012 2013 2014 2015 6 Months to 6/30/2016 Net Interest Income $236,950 $216,266 $236,514 $252,942 $128,472 Provision for Loan Losses $0 $16,750 $16,100 $5,600 $0 Other Operating Income/Expenses (Net) ($122,257) ($88,741) ($89,817) ($107,176) ($50,845) Income Taxes ($37,413) ($48,667) ($58,776) ($52,221) ($28,722) Net Profit After Tax $77,280 $95,608 $104,021 $99,145 $48,905 $20.4 million FHLB prepayment charge $13.9 million FHLB prepayment charge

Net Interest Margin *Normalized tax equivalent excludes accretion on covered loans (Purchase Credit Impaired) Normalized*

Efficiency & Expenses

Efficiency Ratio $20.4 million FHLB prepayment charge $13.9 million FHLB prepayment charge 45.78%

Non-Interest Expense as a % of Average Assets 1.73% $20.4 million FHLB prepayment charge $13.9 million FHLB prepayment charge

Capital

Capital Ratios * CVB Financial Corp. – Consolidated Adequately Capitalized Ratio Well-Capitalized Ratio June 30, 2016* Tier 1 Risk-based Capital Ratio 6.0% 8.0% 17.01% Total Risk-based Capital Ratio 8.0% 10.0% 18.26% Common Equity Tier 1 Capital Ratio 4.5% 6.5% 16.54% Tier 1 Leverage Ratio 4.0% 5.0% 11.24%

Securities & Investments

Source: Q2 2016 earnings release | Yield on securities represents the fully taxable equivalent $2.25 Billion *Available For Sale Yield on securities portfolio = 2.44% for the 2nd Quarter 2016 Securities Portfolio* --$3.0 Billion-- $724.4 Million *Held to Maturity

Securities Portfolio* $2.25 Billion Mark-to-Market (Pre-tax) (000’s) *Available For Sale $66,554

‘CVBF’ Assets & Liabilities 6/30/16 $7.3 Billion **Includes Customer Repurchase Agreements 6/30/16 $8.3 Billion *Includes overnight funds held at the Federal Reserve, Interest earning - due from Correspondent Banks, other short-term money market accounts or certificates of deposit

Yield on Securities vs. Yield on Loans *Excluding Discount Accretion on PCI loans **Includes Available for Sale and Held to Maturity, TE

Our Growth Strategy

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

Target Customer The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-200 million Top 25% in their respective industry Full relationship banking Build 20-year relationships

Three Areas of Growth Acquisitions San Diego (2014) Oxnard (2015) American Security Bank (2014) County Commerce Bank (2016) Santa Barbara (2015)

Target size: $200 million to $2 billion in assets Financial & Strategic In-market and/or adjacent geographic market (California) Acquisition Strategy --Banks-- --Trust/Investment-- Target size: AUM of $200 million to $1 billion In California --Banking Teams-- In- market & ‘new’ markets

2016 ‘Critical Few’ Quality Loan Growth Expand Our Footprint DeNovo Growth Acquisition Relationship Banking Cyber Security Recruit, Retain & Train Key People

Copy of presentation at www.cbbank.com